UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________
FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 15, 2026

PARKERVISION, INC.
(Exact Name of Registrant as Specified in Charter)

Florida	000-22904	59-2971472
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4446-1A Hendricks Avenue Suite 354, Jacksonville, Florida	32207
(Address of Principal Executive Offices)	(Zip Code)

(904) 732-6100
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter.

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 15, 2026, Mr. Lewis Titterton resigned from the Board of Directors (the “Board”) of ParkerVision, Inc. (the "Company"), and from the Audit and Compensation Committees on which he served.  Mr. Titterton’s resignation was due to retirement and not due to any disagreement with the Company or any matter relating to the Company's operations, policies or practices.

On May 19, 2026, the Board unanimously appointed Anthony Bowers to fill the director vacancy created by Mr. Titterton’s resignation.  Mr. Bowers was also appointed to the Audit and Compensation Committees of the Board.

Mr. Bowers, age 69, has served as Director of Corporate Sales at Intro-act, LLC since 2017.  Prior to joining Intro-act, LLC, Mr. Bowers held positions in corporate and institutional sales, including leadership roles at OTR Global and Goldman Sachs.  Mr. Bowers holds an MBA in Accounting and Finance from the Wharton School and a bachelor's degree in economics from Amherst College.

There are no arrangements or understandings between Mr. Bowers and any other persons pursuant to which he was selected as a director.  There are no transactions involving Mr. Bowers requiring disclosure under Item 404(a) of Regulation S-K.

Mr. Bowers will receive the Company's standard non-employee director compensation arrangements.  The Company entered into its standard indemnification agreement with Mr. Bowers.

The Company issued a press release announcing the resignation of Mr. Titterton and the appointment of Mr. Bowers, a copy of which is furnished herewith as Exhibit 99.1.

 Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description
99.1	Press Release dated May 21, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 21, 2026
PARKERVISION, INC.

By /s/ Cynthia French
Cynthia French
Chief Financial Officer